UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2008

Endocare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15063	33-0618093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Technology Drive
Irvine, California 92618
(Address of principal executive offices)
949-450-5400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
     On November 10, 2008, Endocare, Inc. (“Endocare”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Galil Medical Ltd., an Israeli corporation (“Galil”), and Orange Acquisitions Ltd., an Israeli corporation and wholly-owned subsidiary of Endocare (“Merger Sub”), which provides for the merger of Merger Sub with and into Galil (the “Merger”) with Galil surviving the Merger and becoming a wholly-owned subsidiary of Endocare.
     Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Galil will be cancelled and converted into the right to receive shares of Endocare common stock, par value $.001 per share (the “Common Stock”). Prior to taking into account the shares of Common Stock to be issued in connection with the Financing (as defined below), upon consummation of the Merger, Endocare’s stockholders will own approximately 52% of Endocare’s outstanding Common Stock and the former shareholders of Galil will own approximately 48% of Endocare’s outstanding Common Stock.
     The Merger Agreement contains customary representations, warranties and covenants made by Endocare and Galil, including covenants that each party will run its respective business in the ordinary course of business consistent with past practice and will refrain from taking certain actions between the date of the Merger Agreement and the date of closing of the Merger. The Merger is also subject to customary closing conditions, including, among other things, the accuracy of the representations and warranties, compliance by the parties with their respective covenants, no existence of any law or order preventing the Merger and related transactions, receipt of certain governmental approvals and the effectiveness of a Registration Statement on Form S-4 to be filed by Endocare with the Securities and Exchange Commission (“SEC”) to register the shares of Common Stock to be issued in the Merger (the “Registration Statement”). In addition, the issuance of Common Stock pursuant to the Merger Agreement and the Financing is subject to approval by Endocare’s stockholders, and the Merger is subject to approval by the holders of all classes of Galil’s outstanding shares. The closing of the Merger is also subject to the concurrent closing of the Financing.
     The Merger Agreement restricts the ability of Endocare and Galil to enter into alternative transactions from the date of the Merger Agreement until the closing of the Merger. Endocare may, however, on the terms and subject to the conditions set forth in the Merger Agreement, provide information to, and negotiate with, a third party that makes an unsolicited acquisition proposal that Endocare’s board of directors determines constitutes or could reasonably be expected to lead to a “Superior Proposal” (as defined in the Merger Agreement). In addition, if Endocare’s board of directors determines that its fiduciary duties under Delaware law require it to do so, Endocare’s board of directors may withdraw or modify its recommendation that the stockholders of Endocare vote in favor of the issuance of shares of Endocare Common Stock in the Merger and the Financing. Pursuant to the terms of the Merger Agreement, effective immediately upon consummation of the Merger, the board of directors of Endocare will be comprised of four current Endocare directors, four current Galil directors and one new independent director.

     The Merger Agreement contains certain customary termination rights for both Endocare and Galil, including by mutual written consent. Pursuant to the Merger Agreement, upon termination under specified circumstances, Endocare or Galil, as the case may be, is required to pay to the other party a termination fee of $900,000 plus transaction expenses up to an additional $850,000. The Merger Agreement terminates pursuant to its terms if the Merger has not occurred on or prior to June 30, 2009, unless the parties agree otherwise.
     The boards of directors of both Endocare and Galil have unanimously approved the Merger, the Merger Agreement and the related transactions.
Shareholder Voting Agreements
     Concurrent with and as a condition to Endocare’s entering into the Merger Agreement, on November 10, 2008, shareholders of Galil affiliated with Thomas McNerney & Partners, The Vertical Group, Elron Electronics Ltd. and Investor Growth Capital (together, the “Shareholder Parties”), entered into voting agreements with Endocare (the “Voting Agreements”), whereby the Shareholder Parties have agreed to vote all shares of Galil currently beneficially owned by them and all shares acquired by them prior to the date the Voting Agreement terminates in favor of the Merger Agreement, the Merger and related transactions and against any alternative, competing or inconsistent transaction. The Shareholder Parties also granted Endocare an irrevocable proxy to vote such shares in accordance with the preceding. The Voting Agreements limit the ability of the Shareholder Parties to sell or otherwise transfer the shares of Galil beneficially owned by them. As of November 10, 2008, the Shareholder Parties owned an aggregate of approximately 97.5% of Galil’s outstanding shares. The Voting Agreements terminate upon the earlier to occur of (i) the closing of the Merger, and (ii) the termination of the Merger Agreement in accordance with its terms.
     Galil may solicit, in compliance with the securities laws, voting agreements from Endocare stockholders, provided that Galil has agreed with Endocare that it will not enter into voting agreements with holders of Common Stock that collectively hold, in the aggregate, forty percent or greater of the currently outstanding Common Stock.
Major Shareholders Agreement
     On November 10, 2008, as a condition to and concurrent with the execution of the Merger Agreement, the Shareholder Parties entered into an agreement with Endocare (the “Major Shareholders Agreement”), pursuant to which each Shareholder Party has made certain representations and warranties to Endocare with respect to its Galil shares, entered into a limited mutual general release with Endocare and agreed to indemnify Endocare with respect to certain tax liabilities.
Financing
     On November 10, 2008, concurrently with the execution of the Merger Agreement, Endocare and certain existing institutional stockholders of Endocare and Galil entered into a Stock Purchase Agreement (the “Purchase Agreement”), relating to the sale by Endocare of approximately 16.25 million shares of Common Stock at a purchase price of $1.00 per share (the

“Financing”). The offering proceeds to Endocare are expected to be approximately $16.25 million. Pursuant to the Purchase Agreement, the closing of the Financing is subject to the concurrent closing of the Merger and certain other conditions. The issuance of the Common Stock pursuant to the Purchase Agreement is subject to approval by Endocare’s stockholders. Upon consummation of the Merger and the Financing, Endocare’s stockholders will own approximately 38.5% of the outstanding Common Stock and the former shareholders of Galil will own approximately 61.5% of the outstanding Common Stock.
     The foregoing summaries of the Merger Agreement, the Purchase Agreement, the Voting Agreements, the Major Shareholders Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the Merger Agreement, which is attached as Exhibit 2.1 hereto, the Purchase Agreement, which is attached as Exhibit 10.1 hereto and the form of Voting Agreement, which is attached as Exhibit 10.2 hereto. Each of these agreements are incorporated herein by reference into this Form 8-K.
     The Merger Agreement and Purchase Agreement have been included to provide investors and security holders with information regarding their terms. The agreements are not intended to provide any other factual information about Endocare or Galil. The representations, warranties and covenants contained in the Merger Agreement and Purchase Agreement were made, in each case, only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement or the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Endocare, Galil or Merger Sub or any of their respective subsidiaries or affiliates. A description of these representations, warranties and covenants has been included in this Form 8-K under the federal securities laws to provide investors with information regarding the terms of the Merger Agreement and Financing Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and the Financing Agreement, which subsequent information may or may not be fully reflected in Endocare’s public disclosures.
Item 3.02 Unregistered Sales of Equity Securities.
     The information provided under Item 1.01 is incorporated herein by reference. In connection with the proposed sale of approximately 16.25 million shares of Common Stock to certain institutional stockholders of Endocare and Galil pursuant to the Purchase Agreement, Endocare is relying upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The issuance is exempt from registration because it is a private sale made without general solicitation or advertising exclusively to “accredited investors” as defined in Rule 501 of Regulation D. Each certificate issued for the unregistered securities will contain a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities.

Item 7.01 Regulation FD Disclosure.
     On November 10, 2008, Endocare and Galil issued a joint press release announcing the Merger and related transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements
     Certain matters set forth in this Current Report on Form 8-K, including statements relating to the Merger, the Financing and related transactions, the anticipated amount of the Financing, the closing of the Merger and Financing, the intention of certain Galil shareholders to vote for the Merger Agreement, Merger and against certain other transactions, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including failure to receive approval of the transaction by Endocare or Galil stockholders, failure to complete the Merger or the Financing, failure to receive all necessary governmental consents and approvals, the possibility that the anticipated benefits from the merger cannot be fully realized, if at all, or may take longer to realize than expected, the possibility that costs or difficulties related to the integration of Galil’s operations into Endocare will be greater than expected, the ability of the combined company to retain and hire key personnel, the impact of regulatory, competitive and technological changes and other risk factors relating to our industry, including those detailed from time to time in Endocare’s reports filed with the SEC. There can be no assurance that the proposed merger will in fact be consummated. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Unless required by law, Endocare undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information
     In connection with the proposed Merger, Endocare intends to file with the SEC a Registration Statement on Form S-4, which will also include a proxy statement/prospectus of Endocare, and other relevant documents concerning the transaction. STOCKHOLDERS OF ENDOCARE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.
     Investors will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by Endocare through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement, when available, and Endocare’s other filings with the SEC may also be obtained from Endocare by making a request to Allen & Caron at (949) 474-4300. In addition, investors may access copies of the documents filed with the SEC by Endocare on Endocare’s website at www.endocare.com when they become available.

Proxy Solicitation
     Endocare and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Endocare’s stockholders with respect to the transactions contemplated by the Merger Agreement and the Purchase Agreement. Information regarding Endocare’s directors and executive officers is contained in Endocare’s definitive proxy statement filed with the SEC on April 9, 2008 for its 2008 Annual Meeting of Stockholders. As of October 31, 2008, Endocare’s directors and executive officers beneficially owned (as calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) approximately 369,763 shares, or 3.1%, of Endocare’s common stock. You can obtain free copies of these documents from Endocare using the contact information set forth above. Additional information regarding interests of such participants will be included in the Registration Statement when it is filed with the SEC, and will available free of charge as indicated above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 10, 2008, by and among Endocare, Inc., Orange Acquisitions Ltd., and Galil.

10.1	Stock Purchase Agreement, dated as of November 10, 2008, by and among Endocare, Inc., and the purchasers set forth on the signature pages thereto.

10.2	Form of Voting Agreement.

99.1	Press release, dated November 10, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
Date: November 12, 2008	By:	/s/ Michael Rodriguez
Michael Rodriguez
Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 10, 2008, by and among Endocare, Inc., Orange Acquisitions Ltd., and Galil.

10.1	Stock Purchase Agreement, dated as of November 10, 2008, by and among Endocare, Inc., and the purchasers set forth on the signature pages thereto.

10.2	Form of Voting Agreement.

99.1	Press release, dated November 10, 2008.